UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 11, 2020

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

QUEBEC, CANADA	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3009, boul. de la Concorde East Suite 102 Laval, Québec Canada H7E 2B5
(Address of Principal Executive Offices) (Zip Code)

450-686-4555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2020, Acasti Pharma Inc. (“Acasti”) announced that Jean-François Boily has tendered his resignation as Vice-President, Finance to pursue other business opportunities. Mr. Boily will assist Acasti with a smooth and orderly transition of his functions and Acasti expects that its existing internal finance team currently in place will be able to assume Mr. Boily’s functions going forward.

Item 8.01. Other Events.

On September 11, 2020, Acasti issued a press release announcing the filing and mailing of the information circular and proxy statement (the “Circular”) for the annual and special meeting of shareholders to be held on September 30, 2020 (the “Meeting”).

Acasti further announced that its board of directors (the “Board”) has resolved to change the record date for the Meeting disclosed in the Circular from August 26, 2020 to September 8, 2020. Shareholders registered as of September 8, 2020 are entitled to attend and vote at the Meeting.

Acasti also announced that pending approval of the TSX Venture Exchange and of the shareholders of Acasti, the Board has resolved to amend Acasti’s stock option plan and equity incentive plan to maintain a fixed stock option and equity incentive pool that may be granted under both plans, collectively representing 15% of the shares currently outstanding for the two plans combined.

For further details, please see the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.

The press release was also filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval at www.sedar.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Acasti Pharma Inc. on September 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: September 11, 2020	By:	/s/ Jan D'Alvise
Jan D'Alvise
Chief Executive Officer